97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Mechanics Bancorp Fourth Quarter Earnings Presentation January 30, 2026 Seattle, WA San Francisco, CA Los Angeles, CA 1

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 FORWARD-LOOKING STATEMENTS AND OTHER This presentation and statements made by representatives of Mechanics Bancorp (“Mechanics” or the “Company”) during the course of this presentation include “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such statements. Such forward-looking statements include, but are not limited to, statements concerning such things as the Company’s outlook, business strategy, financial condition, efforts to make strategic acquisitions, integration activities and outlook, liquidity and sources of funding, market trends, operations and business, stock repurchases, dividend payments, and the Company’s other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building,” “continue,” “could,” “drive,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “might,” “outlook,” “plan,” “probable,” “projects,” “seeks,” “should,” “track,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: substantial non-recurring and integration costs, which may be greater than anticipated due to unexpected events; failure to realize the anticipated benefits of the HomeStreet merger; our ability to effectively manage our expanded operations; negative developments and events impacting the financial services industry; the soundness of other financial institutions; our ability to maintain sufficient liquidity, or an increase in the cost of liquidity; unpredictable economic, market and business conditions; interest rate risk, and fluctuations in interest rates; inflationary pressures and rising prices; adverse changes in real estate market values; the impact of climate change, including indirectly through impacts on our customers; the adequacy of our allowances for credit losses for loans and debt securities; incurring losses in our loan portfolio despite strict adherence to our underwriting practices; fluctuations in our mortgage origination business based upon seasonal and other factors; our geographic concentration, which may magnify the adverse effects and consequences of any regional or local economic downturn; the accuracy of independent appraisals to determine the value of the real estate that secures a substantial portion of our loans; the ability of our small- to medium-sized borrowers to weather adverse business developments; our ability to fully identify and mitigate exposure to the various risks that we face, including interest rate, credit, liquidity and market risk; our ability to mitigate our exposure to interest rate risk; negative publicity regarding us, or financial institutions in general; environmental liability risk associated with our lending activities; our ability to adapt our services to changes in the marketplace related to mortgage servicing or origination, technology or in changes in the requirements of governmental authorities and customers; our ability to develop, implement and maintain an effective system of internal control over financial reporting; the potential that we may identify material weaknesses in our internal control over financial reporting in the future, which may result in material misstatements of our financial statements; the potential that we may write off goodwill and other intangible assets resulting from business combinations; dependence on our management team; exposure to fraudulent and negligent acts by our customers and the parties they do business with, as well as from employees, contractors and vendors; legal claims and litigation, including potential securities law liabilities; employee class action lawsuits or other legal proceedings; our ability to raise additional capital, if needed; competition from other financial institutions and financial service companies; regulatory restrictions that may delay, impede or prohibit our ability to consider certain acquisitions and opportunities; extensive supervision and regulation that could restrict our activities and impose financial requirements or limitations on the conduct of our business and limit our ability to generate income; our ability to comply with stringent capital requirements; the impact of federal and state regulators’ examination of our business; our ability to comply with the Bank Secrecy Act and other anti-money laundering statutes and regulations; our reliance on dividends from Mechanics Bank; our ability to raise debt or capital to pay off our debts upon maturity; our level of indebtedness following the completion of the HomeStreet merger; increasing and continually evolving cybersecurity and other technological risks; our ability to adapt to rapid technological change; our ability to effectively implement new technological solutions or enhancements to existing systems or platforms; our dependence on our computer and communications systems; Ford Financial Funds and their controlled affiliates control approximately 77% of the voting power of Mechanics, and have the ability to elect all of our directors and control most other matters submitted to our shareholders for approval; we are a “controlled company” within the meaning of the rules of NASDAQ and, as a result, we qualify for, and rely on, exemptions from certain corporate governance standards; future sales of shares by existing shareholders could cause our stock price to decline; our reliance on certain entities affiliated with the Ford Financial Funds for services; reduced disclosure requirements as a smaller reporting company; and certain of our shareholders have registration rights, the exercise of which could adversely affect the trading price of our common stock. Disclaimer 2

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Disclaimer (cont’d) FORWARD-LOOKING STATEMENTS AND OTHER (cont’d) For further discussion of such factors, see the risk factors described in our Current Report on Form 8-K filed on September 2, 2025, subsequent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other reports that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Except as required by law, Mechanics does not undertake an obligation to, and disclaims any duty to, update any of the information herein. Included in this presentation are certain non-GAAP financial measures, such as Core Net Income, Return on Average Equity, Return on Average Tangible Equity, Efficiency Ratio, Book Value and Tangible Book Value per Share and Common Equity Ratio and Tangible Common Equity Ratio, which are designed to complement the financial information presented in accordance with U.S. GAAP as management believes such measures are useful to investors to assess use of equity and financial performance. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP. Please refer to the “Non-GAAP Financial Measures and Reconciliations” section of the appendix of this presentation for additional detail including reconciliations of non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. Presentation of Results – HomeStreet Bank Merger On September 2, 2025, the merger of HomeStreet Bank, the wholly owned subsidiary of Mechanics Bancorp (formerly known as HomeStreet, Inc.) with and into Mechanics Bank, was completed. Mechanics Bank is the accounting acquirer (legal acquiree), HomeStreet Bank is the accounting acquiree and Mechanics Bancorp is the legal acquirer. Mechanics’ financial results for all periods ended prior to September 2, 2025 reflect Mechanics Bank’s historical financial results on a standalone basis. In addition, Mechanics’ reported financial results for the year ended December 31, 2025 reflect Mechanics Bank’s financial results on a standalone basis until the closing of the merger on September 2, 2025 and results of the combined company from September 2, 2025 through December 31, 2025. For periods prior to September 2, 2025, the number of shares issued and outstanding, earnings per share, and all references to share quantities or metrics of Mechanics have been retrospectively restated to reflect the equivalent number of shares issued in the merger since the merger was accounted for as a reverse acquisition. As the accounting acquirer, Mechanics Bank remeasured the identifiable assets acquired and liabilities assumed in the merger as of September 2, 2025 at their acquisition date fair values. Adoption of Purchased Seasoned Loans Accounting Standard The Company early adopted Accounting Standards Update (“ASU”) 2025-08, “Financial Instruments–Credit Losses (Topic 326): Purchased Loans,” during the fourth quarter of 2025. This new standard, which the Company elected to early adopt as of January 1, 2025, requires acquired loans that meet certain criteria at acquisition (purchased seasoned loans) to be recognized at their purchase price plus the amount of the allowance for expected credit losses (gross-up approach). As a result, for purchased seasoned loans acquired in the HomeStreet merger, the Company established an allowance for credit losses of $20.3 million at the date of acquisition for these loans and reversed the provision for credit losses recorded in the third quarter. The impact of the adjustments is reflected in the fourth quarter 2025 results presented in this presentation. Required disclosures regarding the impact of the adoption and its impact on reported third quarter 2025 results will be presented when the Company files its annual report on Form 10-K for the year ended December 31, 2025. In addition, third quarter 2025 results will be retrospectively adjusted when the Company files its quarterly report on Form 10-Q for the quarter ended September 30, 2026. 3

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Mechanics Bancorp 4th Quarter 2025 Financial Highlights 41 Non-GAAP measure. Refer to section “Non-GAAP Financial Measures and Reconciliations” in the back of this presentation Condensed Balance Sheet ($ in millions, except per share data) Q4 '25 Q3 '25 Q4 '24 Cash & Investments 6,410$ 6,347$ 5,505$ Net Loans, including HFS 14,030 14,455 9,555 Goodwill & Intangible Assets 1,056 987 882 Other Assets 855 920 548 Total Assets 22,351$ 22,709$ 16,490$ Total Deposits 19,025$ 19,453$ 13,942$ Senior Debt, Sub Debt, and TRUPs 192 190 - Other Liabilities 272 292 246 Total Shareholders' Equity 2,862 2,774 2,302 Total Liabilities & Equity 22,351$ 22,709$ 16,490$ Book value per share 12.93$ 12.54$ 11.40$ Tangible book value per share 1 7.81$ 7.73$ 6.70$ Condensed Income Statement (in thousands, except per share data) Q4 '25 Q3 '25 Q4 '24 Net Interest Income 181,465$ 145,670$ 128,400$ Provision / (Reversal of Provision) (23,476) 47,018 (4,708) Non-Interest Income 78,521 109,778 18,535 Non-Interest Expense 129,510 163,329 84,449 Pre-Tax Income 153,952$ 45,101$ 67,194$ Taxes 29,650 (10,060) 15,531 Net Income 124,302$ 55,161$ 51,663$ Diluted weighted-average shares outstanding * 221,095 207,259 200,977 Diluted earnings per share * 0.54$ 0.25$ 0.24$ * Class A Financial Ratios Q4 '25 Q3 '25 Q4 '24 ROAA 2.20% 1.18% 1.25% ROATCE 1 28.5% 14.2% 15.1% Net Interest Margin 3.47% 3.36% 3.38% Efficiency Ratio 1 46.9% 62.3% 55.6% Ending FTE 1,921 2,036 1,439 Loans to Deposits 75% 75% 69% ACL / Total Loans 1.08% 1.16% 0.92% Tier 1 Leverage Ratio 8.6% 10.3% 9.7% 4th Quarter 2025 Financial Highlights ▪ Mechanics Bancorp reported net income of $124.3mm in Q4’25 ▪ Fully diluted EPS of $0.54, BVPS of $12.93 and TBVPS of $7.811 ▪ ROAA of 2.20% and ROATCE of 28.5%1 ▪ $0.21 per share of dividends paid in Q4’25 (Class A) ▪ $55.1mm bargain purchase gain in Q4’25 due to an increase in our DUS intangible from our announced DUS business line sale ▪ $145mm total bargain purchase gain from HomeStreet ▪ Early adoption of ASU 2025-08 resulted in $20.2mm one-time negative loan loss provision; overall negative LLP of $23.5mm ▪ ACL equal to 1.08% of total loans; 2.96x ACL / NPAs ▪ $7mm NCO from legacy HMST syndicated credit; expected from due diligence and fully reserved ▪ $3.5mm of one-time merger expenses in Q4’25, down significantly from Q3’25 ▪ $59.8mm of core net income (Core ROAA of 1.06% and Core ROATCE of 14.3%)1 ▪ Total assets of $22.4bn, total net loans of $14.0bn, total deposits of $19.0bn and tangible shareholder’s equity of $1.8bn1 ▪ Legacy HomeStreet high-cost CDs and Legacy Mechanics auto loans running off as planned, releasing excess capital ▪ 14.1% CET1 ratio and 8.6% Tier 1 Leverage ratio ▪ 75% loans-to-deposits ratio ▪ 1.43% cost of deposits in Q4’25 and 1.30% spot cost at 12/31/25 ▪ 3.47% NIM in Q4’25 ▪ 344% CRE concentration ratio at 12/31/2025

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Mechanics Bancorp Strategic Update 5 ➢ Integration of HomeStreet is proceeding smoothly with our core conversion scheduled for March 2026 ➢ Remain on track to deliver on our initial costs savings estimate of $82mm (~43% of HomeStreet’s 2024 NIE) and expect approximately $430mm run-rate NIE (excluding CDI amortization) for Mechanics by Q4’26 ➢ Legacy HomeStreet CD runoff is occurring as expected and on-track to reach ~$1bn+ by the end of Q1’26; Legacy HomeStreet core deposit attrition has been minimal ➢ We agreed to sell our Fannie Mae Delegated Underwriting and Servicing (“DUS”) business line to Fifth Third in early December for $130mm, inclusive of ~$28.5mm fair value of our DUS MSR as of 9/30/2025 ➢ Specialized division focused on multifamily lending and servicing under the Fannie Mae DUS program ➢ Transaction is subject to Fannie Mae’s approval and expected to close in Q1’26, with substantially all excess capital generated from the sale expected to be returned to shareholders as part of a Q2’26 dividend (subject to Board and regulatory approval) ➢ We continue to selectively manage our CRE levels down post-merger and expect our CRE Concentration ratio to drop below 300% over the coming years ➢ We are building out our Commercial Banking, Wealth Management and Treasury Sales staff across our new West Coast footprint ➢ There’s a significant opportunity to improve our client experience and peer-leading efficiency metrics by further investing in technology across the Bank ➢ We expect modest NIM expansion in 2026 and beyond as our deposit costs decline (two more rate cuts assumed) and Legacy Mechanics earning assets continue to re-price ➢ Expect to deliver >$300mm of run-rate earnings by Q4’26 (~18% ROATCE and ~1.4% ROAA in Q4’26 and 2027E) ➢ We have ~$92mm of excess capital above our 8.25% Tier 1 Leverage Ratio target as of 12/31/2025 and expect to pay an estimated $0.39 dividend in the first quarter (subject to Board and regulatory approval)

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Key Stats vs. $10–100bn public U.S. banks Mechanics Bancorp Overview Source: S&P Global Market Intelligence; Note: Financial data as of December 31, 2025, unless otherwise specified; 1 Includes banks headquartered in California, Oregon and Washington with less than $250bn in total assets CoD: 1.43% U.S. banks: 1.94% #12 of 81 NIB: 35% U.S. banks: 25% #4 of 81 RWA / Assets: 59% U.S. banks: 76% #2 of 81 ROATCE: ~18% U.S. banks: 13.9% #2 of 81 As of MRQ: CET1: 14.1% U.S. banks: 12.1% #17 of 81 ROAA: ~1.4% U.S. banks: 1.23% #23 of 81 $22.4bn Total assets 166 Branches #3 / #4 CA / West Coast market share by deposits1 Mechanics Bancorp Overview 17% 38% 28% 5% 6% $14.2bn CRE C&I 1-4 Family Cons. / Other Auto 35% 43% 7% 15% $19.0bn Noninterest- bearing Interest-bearing transaction Savings Time Loans Multifamily C&D Deposits 3% 3% 6 In runoff As of MRQ: As of MRQ: As of MRQ: 2027E: 2027E: San Francisco Oakland 880 680 680 90 5 5 Santa Barbara Bakersfield CA OR WA 8 10 40 15 5 5 90 82 182 84 105 405 210 Palm Springs San Diego Los Angeles Santa Maria Santa Barbara Bakersfield Fresno Salinas San Francisco Sacramento Yuba City Chico Redding Seattle Seattle Everett Tacoma Olympia Vancouver Portland 705 Hilo Legend Mechanics (166) HI Honolulu

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Low-Cost Deposits Deliver Superior Returns with Low-Risk Assets 7Source: S&P Global Market Intelligence Note: Financial data as of most recent quarter available; ¹ Subject to Board and regulatory approval Exceptional funding base and enterprise efficiency results in leading performance and capital returns despite low-risk asset strategy < 50% Q4’26 and 2027E Efficiency Ratio ~1.4% Q4’26 and 2027E ROAA ~18% Q4’26 and 2027E ROATCE > $300mm 2027E GAAP Earnings Substantial Dividends1 >100% 2026 payout ratio and >80% 2027E+ payout ratio expected Creates substantial capacity to deploy capital SUPERIOR RISK-ADJUSTED RETURNS 59% RWA / Assets of $10–100bn U.S. public banksCost of Deposits of $10–100bn U.S. public banks Rank: #2 of 81 LOW-RISK ASSET STRATEGY LOW-COST DEPOSIT BASE 1.43% Rank: #12 of 81

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Premier community bank in attractive West Coast markets (#3 CA and #4 West Coast bank by deposits¹) Leading profitability (~18% 2027E ROATCE, ~1.4% 2027E ROAA) Simple and efficient business model – low-risk asset strategy powered by great deposits Core-funded franchise – no wholesale funding or brokered deposits Strongly capitalized and highly liquid balance sheet (~70% 2027E L/D, ~14% 2027E CET1) Capital efficient with substantial dividend yield Strong alignment between public investors and Ford Financial Fund (74% economic ownership) Experienced management team with strong operating and M&A track records Compelling Investment Thesis ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Note: Projections per Mechanics management; ¹ Includes banks headquartered in California, Oregon, and Washington with less than $250bn total assets 8

Fourth Quarter 2025 Financial Drivers 26 9

Net Interest Income & Margin

Average Earning Assets and NIM Trends

($ in billions)



3.38%
3.45%
3.44%
3.36%
3.47%
$15.1
$15.1
$15.2
$17.2
$20.7
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Average Earning Assets
NIM

Average Earning Assets Mix Trend



6%
5%
9%
11%
5%
29%
32%
29%
25%
25%
65%
63%
62%
64%
70%
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Loans
Investments
Cash

* Investments includes Securities and FHLB stock and other investments

Key Highlights

- Q4'25 net interest income increased $35.8 million, or 24.6%, to $181.5 million from $145.7 million for Q3'25
- Net interest margin increased 11 bps during the fourth quarter, driven primarily from higher loan yields on Multifamily and SFR loans acquired from HomeStreet and lower cost of deposits from $603 million of high-cost CD run-off and the impact of recent Fed rate cuts
- Q4'25 interest income included $13.1 million of discount accretion on the loans acquired in the HomeStreet acquisition (~$162 million of remaining discount on acquired HomeStreet loans at 12/31/2025)
- In Q4'25 the Bank early adopted ASU 2025-08 retroactively which resulted in the elimination of the credit mark on the non PCD acquired loans and established the corresponding ACL in purchase accounting
- Earning asset mix shift was due to lower cash balances from CD outflows and investment purchases

Mechanics

10

Non-Interest Income Non-Interest Income Trend Non-Interest Income Mix (ex Bargain Purchase Gain) Key Highlights 11 ($ in millions) ➢ Q4’25 non-interest income decreased $31.3 million, or 28.5%, to $78.5 million from $109.8 million in Q3’25 ➢ Q4’25 includes an adjustment to the bargain purchase gain recognized on the HomeStreet acquisition of $55.1 million as a result of writing up the intangible asset associated with the DUS business line ➢ Remaining increase was due to the full quarter impact of legacy HomeStreet’s non-interest income (gain on sale of loans, servicing income, service charges, etc.) ➢ Q3’25 included the initial bargain purchase gain recognized of $90.4 million $19.4 $23.4 $90.4 $55.1 $18.5 $15.0 $19.6 $109.8 $78.5 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Non-Interest Income Bargain Purchase Gain *Other includes income from bank-owned life insurance and other income 31% 37% 28% 30% 27% 19% 21% 16% 16% 15% 1% 1% 1% 4% 8% 17% 19% 15% 18% 18% 32% 22% 40% 32% 32% Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Deposit Charges Trust Fees Servicing Income ATM Network Fees Other

Non-Interest Expense Non-Interest Expense Trend Non-Interest Expense (ex Acquisition and Integration Costs) Key Highlights 12 ($ in millions) ➢ Q4’25 non-interest expense decreased $33.8 million, or 20.7%, to $129.5 million from $163.3 million in Q3’25 ➢ Merger-related costs during Q4‘25 were $3.5 million, compared to $63.9 million in Q3’25 and included severance, merger related professional services expense and termination of contract related expenses ➢ Excluding one-time merger-related costs, non- interest expense increased $26.5 million during Q4‘25, mainly due to full quarter impact of the operating expenses associated with Legacy HomeStreet 51% 57% 56% 54% 55% 17% 16% 17% 17% 17% 7% 6% 7% 6% 5% 3% 3% 3% 4% 6% 22% 18% 17% 19% 17% Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Salaries & Benefits Occupancy & Equipment Professional Services Amortization of Intangibles Other *Other includes FDIC assessments and regulatory fees, data processing, loan related, marketing and advertising, other real estate owned related and other expense 1 Non-GAAP measure. Refer to section “Non-GAAP Financial Measures and Reconciliations” in the back of this presentation $84.4 $85.3 $85.4 $99.5 $126.0 $- $0.4 $5.6 $63.9 $3.5 $84.4 $85.6 $91.1 $163.3 $129.5 55.6% 57.8% 59.0% 62.3% 46.9% Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Non-Interest Expense, excl Acq Costs Acquisition and Integration Costs Total NIE Efficiency Ratio 1

Loan Portfolio Overview

Loan Balance and Yield Trends

($ in billions)



5.07%
5.03%
5.16%
5.13%
5.30%
9.6
9.8
9.4
9.5
9.2
9.3
14.6
11.0
14.2
14.4
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Loans
Avg Loans
Loan Yield

Quarter-over-Quarter Loan Metrics

($ in millions)

	Q3 '25		Q4 '25	
	Balance	Avg Yield	Balance	Avg Yield
Loans HFS	55	6.60%	6	5.29%
Commercial and Industrial	547	6.76%	482	5.83%
Multifamily	5,448	4.66%	5,355	5.09%
CRE Non-owner Occupied	1,864	5.28%	1,740	5.11%
CRE Owner Occupied	709	5.52%	689	5.73%
Construction and Land	536	7.56%	494	6.39%
Residential Real Estate	3,907	4.57%	3,971	5.10%
Auto	955	6.43%	791	6.45%
Other Consumer	603	5.86%	655	5.52%
Total Loans	**14,624**	**5.13%**	**14,183**	**5.30%**

Key Highlights

- Q4'25 loan interest income increased $50.8 million, or 35.8%, to $192.6 million from $141.8 million in Q3'25
- Loan yields increased 17 bps in Q4'25, driven by the full quarter impact of the loans acquired from HomeStreet
- Multifamily and SFR loan yields increased by 43 bps and 53 bps, respectively
- The Bank's CRE concentration ratio decreased to 344% in Q4'25 from 360% at the end of the Q3'25, driven by lower CRE balances
- The Bank originated $525 million of loan commitments predominantly in SFR and Other Consumer (Inclined – loans against the cash surrender value of whole life insurance policies)
- The Bank sold $149 million of loans during the quarter ($39 million in UPB was Legacy HomeStreet C&I syndications sold near to par with the balance of sold loans SFR)

Mechanics

13

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Granular, Low-Risk Commercial Lending with a Multifamily Focus ✓ Mechanics Bank’s commercial lending is highly granular and well-diversified across both collateral types and geography ✓ Focus on multifamily lending, with an emphasis on Southern California (53% of total multifamily) ▪ Average multifamily loan size of $3.9 million, with average LTV¹ of 55% and average DCR² of 1.48x ✓ Modest CRE concentrations in retail and office ▪ Average size of CRE retail and office loans are $3.2 and $2.1 million, respectively ▪ Average CRE retail LTV¹ of 48% and DCR² of 1.79x; average CRE office LTV¹ of 51% and DCR² of 1.70x ✓ Total CRE3 of ~$7.8bn, with 69% in lower risk-profile multifamily loans ▪ CRE concentration of 344% as of December 31, 2025; 107% ex-multifamily ▪ Seven CRE office loans totaling $36 million in central business districts of Los Angeles, Oakland, San Francisco and Seattle ✓ Realized a ~$7mm net charge off on a Legacy HomeStreet syndicated C&I credit in Q4’25 (identified during due diligence and fully reserved for) ▪ Sold ~$39mm in UPB ($70mm in commitments) of Legacy HomeStreet C&I syndications at par in Q4’25 ▪ Will continue to reduce HomeStreet syndicated loans over time (~$142mm in UPB at 9/30/25, ~$76mm at 12/31/25) CRE composition: Q4’25C&I breakdown: Q4’25 CRE geography: Q4’25 14 Multifamily, 69% Retail, 10% Office, 9% Industrial, 7% Special Purpose, 3% Hotel, 1% Mixed use, 1% ~$7.8bn Note: Financial data as of December 31, 2025; ¹ LTV defined as current loan balance divided by most recent appraisal; CRE LTV does not include multifamily; ² DCRs based on most recent review (origination in instances where loan is below review threshold); CRE DCRs exclude owner-user loans; 3 Total CRE excludes construction and land development Los Angeles, 31% Central Valley, 5% East Bay, 6% Central Coast, 7% San Diego, 5% Inland Empire, 7% South Bay, 5% North Bay, 3% Sacramento, 2% San Francisco, 1% Other State, 6% Orange, 4% Northern California, 2% ~$7.8bn Washington, 11% Manufacturing, 4% Utilities, 7% Real Estate Activities, 14% Retail, 8% Financials Non-Bank, 2% Entertainment / Recreation, 7%Commercial Services, 7% Construction / Contractor, 19% Healthcare / Dental, 14% Other, 18% ~$0.5bn Oregon, 5%

Asset Quality NCOs / Average Loans Loan Loss Reserves / NPAs NPAs / Assets Loan Loss Reserves / Loans HFI 15 * Ratios are annualized 0.39% 0.37% 0.31% 0.28% 0.15% 0.05% 0.02% 0.01% 0.04% 0.23% 0.43% 0.40% 0.32% 0.32% 0.38% Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Auto NCOs / Avg Loans Non-Auto NCOs / Avg Loans 0.12% 0.11% 0.06% 0.26% 0.21% 0.04% 0.03% 0.06% 0.02% 0.02% 0.16% 0.14% 0.12% 0.29% 0.23% Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Non-Auto NPAs / Assets Auto NPAs / Assets 3.34x 3.21x 3.54x 2.60x 2.96x Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Loan Loss Reserves / NPAs 0.92% 0.80% 0.74% 1.16% 1.08% Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Loan Loss Reserves / Loans HFI

Securities Portfolio Securities Balance and Yield Trends Quarter-over-Quarter Loan Metrics Key Highlights Quarte -over-Quarte Securities Metrics 16 4.5 5.0 4.0 4.9 5.4 4.3 4.8 4.3 4.2 5.1 3.74% 4.04% 3.88% 3.76% 3.86% Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Securities Avg Securities Securities Yield ($ in billions) ($ in millions) Q3 '25 Q4 '25 Balance Avg Yield Balance Avg Yield Agency MBS/CMO 3,412 3.86% 3,897 3.92% Agency CMBS 689 2.50% 683 2.77% Municipals 483 3.86% 484 4.12% Corporates 53 4.73% 50 6.39% CLOs 189 5.70% 189 5.37% Treasuries 71 3.82% 70 3.78% Agency Debentures 7 5.52% 7 5.03% Total Securities 4,904 3.76% 5,380 3.86% ➢ Q4 ‘25 securities interest income increased $9.2 million, or 23%, to $49.5 million from $40.3 million in Q3 ’25 driven by higher balances and yields ➢ The yield on the securities portfolio increased 10 bps due to the full quarter impact of the HMST acquired securities portfolio and recent purchases at higher yields ➢ The overall securities portfolio increased $475 million during the quarter and included $400 million of purchases of Agency CMO floaters

Deposits Overview Deposit Balance and Cost Trends Quarter-over-Quarter Loan Metrics Key Highlights Quarter-over-Quarter Deposit Metrics 17 13.9 14.0 14.0 19.5 19.0 13.9 13.8 13.9 15.8 19.2 1.38% 1.32% 1.39% 1.45% 1.43% Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Deposits Avg Deposits Deposits Rate ($ in billions) ($ in millions) Q3 '25 Q4 '25 Balance Avg Cost Balance Avg Cost Noninterest-bearing Demand 6,749 - 6,744 - Savings 1,398 0.03% 1,368 0.03% Interest-bearing Demand 1,733 0.32% 1,878 0.62% Money Market 6,186 3.08% 6,250 2.57% Time Deposits 3,387 3.14% 2,785 3.28% Total Deposits 19,453 1.45% 19,025 1.43% ➢ Q4 ‘25 deposit interest expense increased $11.5 million, or 20.0%, to $69.0 million from $57.5 million for Q3 ’25 driven by higher average balances from the HomeStreet merger ➢ Cost of deposits decreased 2 bps in Q4 ’25, driven by lower money market costs and Legacy HomeStreet Time Deposit run-off ➢ Deposit balances decreased $428 million during the fourth quarter, driven by $603 million of Time Deposit run-off, offset by $210 million of growth in Interest- Bearing Demand and Money Market ➢ Spot cost of deposits at 12/31/2025 was 1.30% (see next page for a detailed stratification)

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Details on Mechanics Bank Deposits at 12/31/2025 18Source: Mechanics management; Note: Financial data as of December 31, 2025; ¹ Represents spot rate as of December 31, 2025 Mechanics Bank Deposits ($ in millions, except account data) Segment Number of Accounts Deposit Balance ($) Deposit Balance (%) Avg Account Size ($) Relationship Weighted Age (yrs) Cost1 (%) Consumer 368,678 9,680$ 51% 26,256$ 17.9 1.35% Business 70,441 8,027 42% 113,956 16.6 1.04% Public 1,145 1,318 7% 1,151,038 27.7 2.43% Total 440,264 19,025$ 100% 43,213$ 18.0 1.30%

➢ Mechanics Bank’s capital ratios exceed minimums to be “well-capitalized” and meet all regulatory capital requirements and internal policy limits ➢ Available liquidity totaled approximately $17.0 billion at 12/31/25, an increase of $2.2 billion relative to 9/30/25 as additional acquired assets from HomeStreet have been pledged to the FHLB and FRB Capital and Liquidity Update Capital Ratios Trend (%) Quarter-over-Quarter Loan Metrics Key Highlights Av ilable Funding Capacity Trend 19 ($ in billions) 9.7 9.9 10.2 10.3 8.6 16.1 16.9 18.3 13.4 14.1 17.1 17.8 19.1 15.6 16.3 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Tier 1 Leverage Tier 1 Risk-based Total Risk-based Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Excess Reserves at FRB 0.8 0.6 1.9 1.2 0.8 FHLB, FRB & Other borrowing lines 10.4 12.1 10.6 13.2 15.8 Other Unencumbered Securities 1.8 0.5 0.7 0.4 0.4 Total 13.0$ 13.2$ 13.2$ 14.8$ 17.0$

Appendix 26 20

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Details on Mechanics Bank Standalone CRE Portfolio 21 Collateral Type Balance % of Owner-occupied LTV1 Avg Size Total classified Non-owner classified Owner classified Total NPL Multifamily $5,355 0% 55% $3.9 $119 $0 $0 $4 Retail 758 10% 48% 3.2 14 13 1 0 Office 710 22% 51% 2.1 58 55 2 13 Industrial / Warehouse 531 40% 45% 2.0 4 3 1 1 Special Purpose 223 62% 44% 2.4 12 0 12 0 Hotel / Motel 127 1% 48% 4.2 14 14 1 0 Mixed Use 81 19% 42% 1.4 0 0 0 0 Total $7,785 8% 53% $3.2 $221 $85 $17 $18 Collateral Type Balance 2025 2024 2023 2022 2021 2020 2019 or earlier Multifamily $5,355 1% 3% 8% 42% 23% 11% 12% Retail 758 1% 1% 1% 11% 5% 3% 78% Office 710 1% 0% 1% 18% 10% 4% 66% Industrial / Warehouse 531 3% 3% 2% 22% 11% 10% 49% Special Purpose 223 1% 0% 5% 27% 6% 4% 57% Hotel / Motel 127 0% 0% 9% 4% 21% 0% 66% Mixed Use 81 0% 0% 2% 3% 0% 7% 88% Total $7,785 1% 2% 6% 34% 18% 9% 30% CRE by collateral ($mm) CRE by collateral and origination vintage ($mm) Source: Mechanics management; Note: Financial data as of December 31, 2025; 1 LTV defined as current loan balance divided by most recent appraisal

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Details on Mechanics Bank Standalone CRE Portfolio (cont’d) 22 Collateral Type Multifamily Retail Office Industrial / Warehouse Special Purpose Hotel / Motel Mixed Use Total Collateral Type Multifamily Retail Office Industrial Special Purpose Hotel/Motel Mixed Use Total Greater than $20MM $719 $21 $45 $20 $41 $0 $0 $846 $10MM - $20MM 1,337 208 189 88 39 49 0 1,910 $5MM - $10MM 1,196 239 184 124 60 49 28 1,880 $1MM - $5MM 1,977 254 217 242 63 26 38 2,817 Less than $1MM 126 36 75 57 20 3 15 332 Total $5,355 $758 $710 $531 $223 $127 $81 $7,785 Count 1,379 238 338 267 94 30 60 2,406 Average size $3.9 $3.2 $2.1 $2.0 $2.4 $4.2 $1.4 $3.2 Source: Mechanics management; Note: Financial data as of December 31, 2025 5231 88 CRE by collateral and reset/maturity ($mm) 19% 52% 43% 36% $953 78 59 101 243 313 93 75% 48% 28% 37 $888 8 2 $1,253 CRE by loan size and collateral ($mm) Balance Balance maturing next 24 months Rate resets next 24 months Maturing & rate reset % of loans $5,355 758 710 531 223 127 81 $7,785 $83 37%

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Non-GAAP Financial Measures and Reconciliations Return on Average Equity and Return on Average Tangible Equity 23 ($ in thousands) 1 Estimated statutory tax rate of 27.25 for quarter ended December 31, 2025, and 28.5% for all other periods 2 Ratios are annualized Return on Average Equity and December 31, September 30, December 31, Return on Average Tangible Equity Ref 2025 2025 2024 Net Income (a) 124,302$ 55,161$ 51,663$ Add: intangibles amortization, net of tax 1 5,442 3,040 1,961 Net income, excluding the impact of intangible amortization, net of tax (b) 129,744$ 58,201$ 53,624$ Average Shareholders' Equity (c) 2,792,310$ 2,541,917$ 2,297,176$ Less: average goodwill and other intangible assets 984,105 912,679 883,522 Average tangible shareholders' equity (d) 1,808,205$ 1,629,238$ 1,413,654$ Return on average equity 2 (a)/(c) 17.7% 8.6% 8.9% Return on average tangible equity (non-GAAP) 2 (b)/(d) 28.5% 14.2% 15.1% Quarter Ended

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Non-GAAP Financial Measures and Reconciliations (cont’d) Efficiency Ratio 24 ($ in thousands) December 31, September 30, December 31, Efficiency Ratio Ref 2025 2025 2024 Noninterest expense (e) 129,510$ 163,329$ 84,449$ Less: intangibles amortization 7,479 4,251 2,742 Noninterest expense, excluding the impact of intangible amortization (f) 122,031$ 159,078$ 81,707$ Net interest income (g) 181,465 145,670 128,400 Noninterest income (h) 78,521 109,778 18,535 Efficiency ratio (unadjusted) (e)/(g+h) 49.8% 63.9% 57.5% Efficiency ratio (non-GAAP) (f)/(g+h) 46.9% 62.3% 55.6% Quarter Ended

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Non-GAAP Financial Measures and Reconciliations (cont’d) Book Value and Tangible Book Value Per Share 25 ($ in thousands, except shares and per share data) 1 Includes 11,144,480 Class A Shares issuable upon the conversion of 1,114,448 Class B Shares outstanding. Class B Shares also are treated as if such share had been converted into ten Class A Shares for purposes of calculating the economic rights of the Class B Shares, including upon liquidation of the Company or the declaration of dividends or distributions by the Company. As of As of December 31, September 30, December 31, Book Value and Tangible Book Value Per Share Ref 2025 2025 2024 Total shareholders’ equity (i) 2,862,375$ 2,774,134$ 2,301,868$ Less: goodwill and other intangible assets 1,055,796 986,569 882,049 Total tangible shareholders’ equity (j) 1,806,579$ 1,787,565$ 1,419,819$ Common shares outstanding-Class A and B (k) 221,305,009 221,203,135 201,999,328 Common shares outstanding-Class A 220,190,561 220,088,687 200,884,880 Common shares outstanding-Class B-adjusted 11,144,480 11,144,480 11,144,480 Shares outstanding at period end-adjusted 1 (l) 231,335,041 231,233,167 212,029,360 Book value per share (i)/(k) 12.93$ 12.54$ 11.40$ Tangible book value per share (non-GAAP) (j)/(l) 7.81$ 7.73$ 6.70$

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Non-GAAP Financial Measures and Reconciliations (cont’d) Common Equity Ratio and Tangible Common Equity Ratio 26 ($ in thousands) As of As of Common Equity Ratio and December 31, September 30, December 31, Tangible Common Equity Ratio Ref 2025 2025 2024 Total shareholders’ equity (m) 2,862,375$ 2,774,134$ 2,301,868$ Less: goodwill and other intangible assets 1,055,796 986,569 882,049 Total tangible shareholders’ equity (n) 1,806,579$ 1,787,565$ 1,419,819$ Total assets (o) 22,351,475$ 22,708,820$ 16,490,112$ Less: goodwill and other intangible assets 1,055,796 986,569 882,049 Total tangible assets (p) 21,295,679$ 21,722,251$ 15,608,063$ Common equity ratio (m)/(o) 12.81% 12.22% 13.96% Tangible common equity ratio (non-GAAP) (n)/(p) 8.48% 8.23% 9.10%

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Non-GAAP Financial Measures and Reconciliations (cont’d) Core Net Income 27 ($ in thousands) 1 $20.2mm double-count provision adjustment. 2 $55.1mm bargain purchase gain. 3 $3.5mm one-time merger expenses. 4 Non-core adjustments and core net income reflect estimated statutory tax rate of 27.25%. 5 Ratios are annualized As Non-Core Core Core Net Income Ref Reported Adjustments Net Income Net Interest Income before Provision 181,465$ -$ 181,465$ Provision / (Reversal of Provision) 1 (23,476) (20,206) (3,270) Net Interest Income After Provision 204,941 20,206 184,735 Non-Interest Income 2 78,521 55,097 23,424 Non-Interest Expense 3 129,510 3,507 126,003 Pre-Tax Income 153,952 71,796 82,156 Taxes 4 29,650 22,388 Net Income (a) 124,302$ 59,768$ Add: intangibles amortization, net of tax 5 5,442 5,442 Net income, excluding the impact of intangible amortization, net of tax (b) 129,744 65,210 Average Assets (c) 22,433,839 22,433,839 Average tangible shareholders' equity (d) 1,808,205 1,808,205 Return on average assets 5 (a)/(c) 2.20% 1.06% Return on average tangible equity (non-GAAP) 5 (b)/(d) 28.5% 14.3% Quarter Ended December 31, 2025